UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 17, 2003

Duckwall-ALCO Stores, Inc. (Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage, Abilene, KS	67410-2832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 263-3350

(Former name or former address if changed since last report)

Item 5. Other Events

Duckwall-ALCO Stores, Inc. issued a press release on December 17, 2003 regarding changes in its board of directors, a copy of which is attached hereto as Exhibit 99.1.

Exhibit 99.1	Press Release dated December 17, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Duckwall-ALCO Stores, Inc.

Date: December 17, 2003	By:	/s/ Richard A. Mansfield
Name: Richard A. Mansfield Title: Vice President, Finance Chief Financial Officer